PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES 1. MAIL your signed and voted proxy back in YOU OWN. PLEASE CAST YOUR the postage paid envelope provided PROXY VOTE TODAY! 2. ONLINE at vote.proxyonline.com using your proxy control number found below SHAREHOLDER’S REGISTRATION PRINTED HERE 3. By PHONE when you dial toll-free 1-888- 227-9349 to reach an automated touchtone ***BOXES FOR TYPSETTING PURPOSES ONLY*** voting line 4. By PHONE with a live operator when you call THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON toll-free 1-800-434-3719 Monday through OUTBOUND 9X12 ENVELOPES. Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 Westfield Capital Dividend Growth Fund A SERIES OF THE ADVISORS’ INNER CIRCLE FUND II PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2022 The undersigned, revoking prior proxies, hereby appoints Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Westfield Capital Dividend Growth Fund (the “Fund”) to be held in virtual conference call format only, on May 16, 2022, at 11:00 a.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. If you wish to attend the Special Meeting via conference call, please send an email to attendameeting@astfinancial.com. Please use the e-mail subject line “Westfield Special Meeting,” and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Special Meeting. Requests to attend the Special Meeting via conference call must be received no later than 1:00 p.m. Eastern Time, on May 15, 2022. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-434-3719. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 16, 2022. The proxy statement for this meeting is available at: https://vote.proxyonline.com/AIC/docs/westfield2022.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Westfield Capital Dividend Growth Fund PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be SIGNATURE (AND TITLE IF APPLICABLE) DATE exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: FOR AGAINST ABSTAIN 1. To approve an Agreement and Plan of Reorganization providing for: (i) acquisition by Harbor ETF Trust (the “Acquiring Fund Trust”), on behalf of its new series, Harbor Dividend Growth Leaders ETF (the “Acquiring Fund”), of all of the property and other assets of the Target Fund, in exchange solely for shares of beneficial interest, no par value, of the Acquiring Fund; (ii) the assumption by Acquiring Fund Trust, on behalf of the Acquiring Fund, of the existing liabilities of the Target Fund reflected in the Target Fund’s statement of assets and liabilities and the assumption by Harbor Capital of any liabilities of the Target Fund not stated in the Target Fund’s statement of assets and liabilities (subject to such limitations as are included in the Agreement and Plan of Reorganization); (iii) the distribution of (a) the shares of the Acquiring Fund to the shareholders of the Target Fund according to their respective interests and (b) cash to the shareholders of the Target Fund in lieu of fractional shares of the Acquiring Fund, in complete liquidation of the Target Fund; and (iv) the termination of the Target Fund as a series of the Target Fund Trust as soon as practicable after the distribution (the “Reorganization”); and 2. To transact such other business as may properly come before the Special Meeting. THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]